SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

Brooklyn Cheesecake & Desserts Company, Inc.

(Exact name of registrant as specified in its charter)

New York	1-13984	13-3832215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Central Park Avenue, 2nd Floor, Yonkers, 10710

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 361-1420

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On November 7, 2012, Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”), dismissed Sherb & Co., LLP (“Sherb”) as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on November 7, 2012.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii	Sherb was engaged on January 13, 2005.

iv	In connection with the preparation of the audit and review of the financial statements of the Company for the two most recent calendar years and through the date of this filing, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Sherb’s opinion to the subject matter of the disagreement.

v	In connection with the audited financial statements of the Company for the two most recent calendar years ended December 31, 2011 and 2010 and the interim unaudited financial statement through the date of this filing, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi	The audited financial statements of the Company for the two most recent calendar years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope, or accounting principle, as described in Item 304(a)(1)(ii) of Regulation S-K.

vi	The Company provided Sherb with a copy of this Current Report on Form 8-K and requested that Sherb furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Sherb & Co., LLP, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i	On November 7, 2012 the Board of Directors appointed D’Arelli Pruzansky, P.A. (“D’Arelli”) as the Company’s new independent registered public accounting firm. The decision to engage D’Arelli was approved by the Company’s Board of Directors on November 7, 2012.

ii	For the two most recent calendar years ended December 31, 2011 and 2010 and the interim unaudited financial statement through November 7, 2012, the Company did not consult with D’Arelli regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Sherb & Co. dated November 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooklyn Cheesecake & Desserts Company, Inc.

Date: November 7, 2012	By:	/s/ Anthony Merante
Anthony Merante
Chief Executive Officer and President